Exhibit 10.13



================================================================================


                           SHORT TERM CREDIT AGREEMENT



                                     between



                               HUGHES SUPPLY, INC.
                                  as Borrower,

                                       and


                             BANK OF AMERICA, N.A. ,
                                    as Lender




                               September 13, 2000
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                                TABLE OF CONTENTS


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                                                                                                               Page

                                    ARTICLE I

                              Definitions and Terms

1.1.         Definitions..........................................................................................1
1.2.         Rules of Interpretation.............................................................................11

                                   ARTICLE II

                              The Credit Facilities

2.1.         Loans...............................................................................................13
2.2.         Use of Proceeds.....................................................................................14
2.3.         Note................................................................................................14

                                   ARTICLE III

                Eurodollar Funding, Fees, and Payment Conventions

3.1.         Interest Rate Options...............................................................................14
3.2.         Conversions and Elections of Subsequent Interest Periods............................................15
3.3.         Payment of Interest.................................................................................15
3.4.         Prepayments of Eurodollar Rate Loans................................................................16
3.5.         Manner of Payment...................................................................................16
3.6.         Facility Fee........................................................................................16
3.7.         Computation of Rates and Fees.......................................................................17

                                   ARTICLE IV

                                    Guaranty

4.1.         Guaranty............................................................................................17
4.2          Benefits to Guarantors..............................................................................17

                                    ARTICLE V

                             Change in Circumstances
                             -----------------------

5.1.         Increased Cost and Reduced Return...................................................................17
5.2.         Limitation on Types of Loans........................................................................19
5.3.         Illegality..........................................................................................19
5.4.         Treatment of Affected Loans.........................................................................19
5.5.         Compensation........................................................................................20
5.6.         Taxes...............................................................................................20
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                                   ARTICLE VI

            Conditions to Making Loans and Issuing Letters of Credit

6.1.         Conditions of Initial Advance.......................................................................21
6.2.         Conditions of Loans and Letter of Credit............................................................23

                                   ARTICLE VII

                 Incorporation of Representations and Warranties

7.1.         Incorporated Representations and Warranties.........................................................25

                                  ARTICLE VIII

                     Incorporation of Affirmative Covenants

8.1.         Incorporated Covenants..............................................................................25
8.15.        Additional Guarantors...............................................................................26

                                   ARTICLE IX

                       Events of Default and Acceleration

9.1.         Events of Default...................................................................................27
9.2.         Lender to Act.......................................................................................30
9.3.         Cumulative Rights...................................................................................30
9.4.         No Waiver...........................................................................................30
9.5.         Allocation of Proceeds..............................................................................30

                                    ARTICLE X

                                  Miscellaneous

10.1.        Participations......................................................................................31
10.2.        Notices.............................................................................................31
10.3.        Right of Set-off; Adjustments.......................................................................33
10.4.        Survival............................................................................................33
10.5.        Expenses............................................................................................33
10.6.        Amendments and Waivers..............................................................................33
10.7.        Counterparts; Facsimile Signatures..................................................................33
10.8.        Termination.........................................................................................34
10.9.        Indemnification; Limitation of Liability............................................................34
10.10.       Severability........................................................................................35
10.11.       Entire Agreement....................................................................................35
10.12.       Agreement Controls..................................................................................35
10.13.       Usury Savings Clause................................................................................35
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
10.14.       Governing Law; Waiver of Jury Trial.................................................................36

EXHIBIT A         Notice of Appointment (or Revocation) of Authorized Representative..........................A-1
EXHIBIT B         Form of Interest Rate Selection Notice......................................................B-1
EXHIBIT C         Form of Opinion of Borrower's Counsel.......................................................C-1
EXHIBIT D         Form of Borrowing Notice....................................................................D-1
EXHIBIT E         Form of Note................................................................................E-1
EXHIBIT F         Form of Facility Guaranty...................................................................F-1

Schedule 6.1      Organization and Ownership of Subsidiaries..................................................S-1
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                                       iii

                           SHORT TERM CREDIT AGREEMENT


         THIS SHORT TERM CREDIT AGREEMENT, dated as of September 13, 2000 (the "Agreement"), is made by and between HUGHES SUPPLY, INC., a Florida corporation having its principal place of business in Orlando, Florida (the "Borrower") and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as Lender ("Bank of America");


                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lender make available to the Borrower a revolving credit facility of up to $50,000,000, the proceeds of which are to be used to refinance certain existing indebtedness of the Borrower and for general corporate purposes; and

         WHEREAS, the Lender is willing to make such revolving credit facility available to the Borrower upon the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:


                                    ARTICLE I

                              Definitions and Terms
                              ---------------------

         1.1 Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "Advance" means a borrowing under the Revolving Credit Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan.

                  "Applicable Lending Office" means, for each Type of Loan, the "Lending Office" of the Lender (or of an affiliate of the Lender) designated for such Type of Loan in Section 10.2 hereof or such other office of the Lender (or an affiliate of the Lender) as the Lender may from time to time specify to the Borrower by written notice in accordance with the terms hereof as the office by which Loans of such Type are to be made and maintained.

                  "Applicable Margin" means 0.775% per annum.

                  "Authorized Representative" means any of the President or any Vice President, Chief Financial Officer, Treasurer, Secretary, or any other Person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an

         Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of Exhibit A.

                  "Base Rate" means, for any day, the rate per annum equal to the higher of (i) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (ii) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

                  "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

                  "Borrower's Account" means a demand deposit account with the Lender, which may be maintained at one or more offices of the Lender.

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility, in the form of Exhibit D.

                  "Bridge Credit Agreement" means that certain Bridge Revolving Credit Agreement dated as of November 30, 1999 by and between the Borrower and SunTrust Bank, Central Florida, National Association.

                  "Business Day" means, (i) except as expressly provided in clause (ii), any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to the selection, funding, interest rate, payment, and Interest Period of any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina.

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

                  "Closing Date" means the date as of which this Agreement is executed by the Borrower and the Lender and on which the conditions set forth in Section 6.1 have been satisfied.

                  "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the latest audited financial statements of the Borrower delivered to the Lender pursuant to Section 6.07(a) of the Syndicated Revolving Credit Agreement.

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                  "Consolidated Companies" means, collectively, the Borrower and all of its Subsidiaries.

                  "Consolidated EBITR" means, for any fiscal period of the Borrower, an amount equal to Consolidated Net Income (Loss) for such period, plus, to the extent deducted in determining Consolidated Net Income (Loss), (i) Consolidated Tax Expense for such period, (ii) Consolidated Interest Expense for such period, and (iii) Consolidated Rental Expense for such period.

                  "Consolidated Interest Expense" means, for any fiscal period of Borrower, total interest expense (including without limitation, interest expense attributable to Capital Leases and any program costs incurred by the Borrower in connection with sales of accounts receivable pursuant to a securitization program) of the Consolidated Companies for such period, determined on a consolidated basis in conformity with GAAP applied on a Consistent Basis.

                  "Consolidated Net Income (Loss)" means, for any fiscal period of the Borrower, the net income (or loss) of the Consolidated Companies for such period (taken as a single accounting period) determined on a consolidated basis in conformity with GAAP applied on a Consistent Basis; provided that there shall be excluded therefrom (i) any items of gain or loss which were included in determining such Consolidated Net Income and were not realized in the ordinary course of business; and
         (ii) the income (or loss) of any party accrued prior to the date such party becomes a Subsidiary of the Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries, or such party's assets are acquired by any Consolidated Company, unless such party is acquired in a transaction accounted for as a pooling of interests.

                  "Consolidated Rental Expense" means, for any fiscal period of the Borrower, total operating lease expense of the Consolidated Companies for such period, determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Tax Expense" means, for any fiscal period of the Borrower, total operating lease expense of the Consolidated Companies for such period, determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation (each a "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor in respect of any such primary obligation or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of such primary obligor,

                                       3
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         or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor thereof to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

                  "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 3.2 hereof of a Eurodollar Rate Loan of one Type as a Eurodollar Rate Loan of the same Type from one Interest Period to the next Interest Period.

                  "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 3.2 of one Type of Loan into another Type of Loan.

                  "Credit Parties" means, collectively, the Borrower and each Guarantor.

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Base Rate Loans, fees, and other amounts payable in respect of (x) Obligations or (y) (except as otherwise expressly provided therein) the obligations of any Credit Party other than the Borrower under any of the other Loan Documents, at a rate of interest per annum which shall be two percent (2%) above the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

                  "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

                  "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

Eurodollar        =          Interbank Offered Rate        +     Applicable
                    --------------------------------------
Rate                         1- Reserve Requirement                Margin

                  "Event of Default" means any of the occurrences set forth as such in Section 9.1.

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                  "Facility Guaranty" means each Guaranty Agreement between one or more Guarantors and the Lender, delivered as of the Closing Date and otherwise pursuant to Section 8.2 , as the same may be amended, modified or supplemented.

                  "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrower shall have permanently terminated the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, together with all accrued and unpaid interest thereon, (b) all Swap Agreements shall have been terminated, expired or cash collateralized, (c) the Revolving Credit Commitment shall have terminated or expired and (d) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all Obligations (other than Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Guarantor that may be owing to the Lender pursuant to the Loan Documents and expressly survive termination of this Agreement).

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
         (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Lender on such day on such transactions as determined by the Lender.

                  "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                  "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "Guarantors" means, at any date, the Material Subsidiaries who are required to be parties to a Facility Guaranty at such date, and their respective successors and assigns.

                   "Incorporated Affirmative Covenants" has the meaning assigned to such term in Section 8.1.

                  "Incorporated Covenants" has the meaning assigned to such term in Section 8.1.

                  "Incorporated Negative Covenants" has the meaning assigned to such term in Section 8.1.
                  "Incorporated Representations and Warranties" has the meaning assigned to such term in Section 7.1.

                  "Indebtedness" means as to any Person, without duplication,
         (a) all Indebtedness for Money Borrowed of such Person, (b) all Rate Hedging Obligations of such Person, (c) all indebtedness secured by any Lien on any property or asset owned or held by such Person regardless or whether the indebtedness secured thereby shall have been assumed by such Person or is non-recourse to the credit of such Person, and (d) all Contingent Obligations of such Person, including all such items incurred by any partnership or joint venture as to which such Person is liable as a general partner or joint venturer.

                  "Indebtedness for Money Borrowed" means with respect to any Person, without duplication, all indebtedness in respect of money borrowed, including without limitation, all obligations under Capital Leases, the deferred purchase price of any property or services, the aggregate face amount of all surety bonds, letters of credit, and bankers' acceptances, and (without duplication) all payment and reimbursement obligations in respect thereof whether or not matured, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including reimbursement agreements and conditional sales or similar title retention agreements), including all such items incurred by any partnership or joint venture as to which such Person is liable as a general partner or joint venturer, other than trade payables and accrued expenses incurred in the ordinary course of business.

                  "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto:

                           (a) the rate per annum equal to the rate determined
                  by the Lender to be the offered rate that appears on the page of the Telerate screen that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                           (b) in the event the rate referenced in the preceding
                  subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Lender to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                           (c) in the event the rates referenced in the
                  preceding subsections (a) and (b) are not available, the rate per annum determined by the Lender as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Rate would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

                  "Interest Period" means, for each Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or Converted or Continued and ending, at the Borrower's option, on the date seven (7), fourteen (14), twenty-one (21), or thirty (30) days thereafter as notified to the Lender by the Authorized Representative in accordance with the terms hereof; provided that if an Interest Period for a Eurodollar Rate Loan would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day; provided further, however, that in no event shall any Interest Period be extended beyond the Revolving Credit Termination Date.

                  "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or the Conversion of any Eurodollar Rate Loan into a Base Rate Loan or the Conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit B.

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with Section 2.1.

                  "Loan Documents" means this Agreement, the Note, the Facility Guaranties, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of the Lender in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from the time to time.

                  "Materially Adverse Effect" means the occurrence of an event, which would (i) cause the recognition of a liability in the amount of $15,000,000 or more, as required by Statement of Financial Accounting Standard No. 5, in the current quarter consolidated financial statements of the Borrower and the Consolidated Companies or (ii) cause an auditor to have a substantial doubt about the ability of the Borrower to continue as a going concern after consideration of management's plans as described in Statement of Auditing Standards, No. 50.

                  "Material Subsidiary" means each Subsidiary, now existing or hereinafter established or acquired, that at any time prior to the Facility Termination Date, has or acquires total assets in excess of $1,000,000 or that accounted for or produced more than 5% of the Consolidated EBITR of the Borrower on a consolidated basis during any of the three most recently completed fiscal years of the Borrower.

                  "Note" means the promissory note of the Borrower evidencing Loans executed and delivered to the Lender as provided in Section 2.3 substantially in the form of Exhibit E.

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Note, (ii) all liabilities of Borrower to the Lender (or any affiliate of the Lender) which arise under a Swap Agreement, and (iii) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lender hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

                  "Operating Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement, limited partnership agreement or other applicable documents relating to the operation, governance or management of such entity.

                  "Organizational Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership or other applicable organizational or charter documents relating to the creation of such entity.

                  "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

                  "Prime Rate" means the per annum rate of interest established from time to time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

                  "Principal Office" means the principal office of Bank of America, presently located at 101 North Tryon Street, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Corporate Credit Services, or such other office and address as the Lender may from time to time designate.

                  "Private Placement Date" means the date on which the Borrower receives proceeds of not less than $50,000,000 (net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance) from the private offering of securities evidencing Indebtedness of the Borrower or one of its Subsidiaries.

                  "Rate Hedging Obligations" means, without duplication, any and all obligations of the Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; (ii) all other "derivative instruments" as defined in FASB 133 and which are subject to the reporting requirements of FASB 133; and (iii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing. For purposes of any computation hereunder, each Rate Hedging Obligation shall be valued at the Rate Hedge Value thereof.

                  "Rate Hedge Value" means, with respect to each contract, instrument or other arrangement creating a Rate Hedging Obligation, the net obligations of the Borrower or any Subsidiary thereunder equal to the termination value thereof as determined in accordance with its provisions (if such Rate Hedging Obligation has been terminated) or the mark to market value thereof as determined on the basis of available quotations from any recognized dealer in, or from Bloomberg or other similar service providing market quotations for, the applicable Rate Hedging Obligation (if such Rate Hedging Obligation has not been terminated).

                  "Reserve Requirement" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate

         Loan shall be adjusted automatically as of the effective date of any change in the Reserve Requirement.

                  "Revolving Credit Commitment" means a principal amount equal to $50,000,000, as reduced from time to time in accordance with Section 2.1(e).

                  "Revolving Credit Facility" means the facility described in
         Section 2.1 hereof providing for Loans to the Borrower by the Lender in the aggregate principal amount of the Revolving Credit Commitment.

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Loans then outstanding.

                  "Revolving Credit Termination Date" means the earliest to occur of (i) the Stated Termination Date or (ii) the Private Placement Date or (iii) such date of termination of Lender's obligations pursuant to Section 9.1 upon the occurrence of an Event of Default, or (iv) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, together with all accrued and unpaid interest thereon.

                  "Stated Termination Date" means November 30, 2000.

                  "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding Voting Securities or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries.

                  "Swap Agreement" means one or more agreements between the Borrower and the Lender with respect to Indebtedness evidenced by the Note, on terms mutually acceptable to Borrower and the Lender, which agreements create Rate Hedging Obligations.

                  "Syndicated Revolving Credit Agreement" means that certain Revolving Credit Agreement dated as of January 26, 1999 by and among the Borrower, SunTrust Bank, Central Florida, National Association, as Adminstrative Agent, First Union National Bank, as Documentation Agent, Bank of America, N.A., formerly known as NationsBank, N.A., as Syndication Agent, SouthTrust Bank, National Association, as Co-Agent, and the banks and lending institutions from time to time parties thereto, as amended by the First Amendment to Revolving Credit Agreement, dated as of September 29, 1999, as so amended and as from time to time further amended, restated, modified or supplemented in accordance with its terms.

                  "Type" shall mean any type of Loan (i.e., a Base Rate Loan or a Eurodollar Rate Loan).

                  "Voting Securities" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         1.2. Rules of Interpretation.

         (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

         (b) Each term defined in Articles 1, 8 or 9 of the Florida Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

         (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

         (d) Except as otherwise expressly provided, references in any Loan Document to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to such Loan Document.

         (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

         (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

         (g) References to "including" means including without limiting the generality of any description preceding such term, and such term shall not limit a general statement to matters similar to those specifically mentioned.

         (h) Except as otherwise expressly provided, all dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

         (i) Whenever interest rates or fees are established in whole or in part by reference to a numerical percentage expressed as "___%", such arithmetic expression shall be interpreted in accordance with the convention that 1% = 100 basis points.

         (j) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

         (k) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

         (l) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

                                   ARTICLE II

                              The Credit Facilities

         2.1. Loans.

         (a) Commitment. Subject to the terms and conditions of this Agreement, the Lender agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date; provided, however, that the Lender will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Lender has accelerated the maturity of the Note as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the amount of Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment. Within such limits and subject to the other terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date.

         (b) Amounts. Except as otherwise permitted by the Lender from time to time, the amount of Revolving Credit Outstandings shall not exceed at any time the Revolving Credit Commitment, and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Advance under the Revolving Credit Facility that is a Eurodollar Rate Loan shall be in an amount of at least $5,000,000, and, if greater than $5,000,000, an integral multiple of $1,000,000. Each Advance under the Revolving Credit Facility that is a Base Rate Loan shall be in an amount of at least $1,000,000 or a greater integral multiple of $1,000,000.

         (c) Advances. (i) An Authorized Representative shall give the Lender
(1) at least one (1) Business Day's irrevocable telephonic notice of each Eurodollar Rate Loan (whether representing an additional borrowing or the Continuation of a borrowing hereunder or the Conversion of a borrowing hereunder from a Base Rate Loan to a Eurodollar Rate Loan) prior to 10:30 A.M. and (2) irrevocable telephonic notice of each Base Rate Loan (whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 10:30 A.M. on the day of such proposed Loan. Each such notice shall be effective upon receipt by the Lender, shall specify the amount of the borrowing, the type of Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Lender written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice.

         (ii) Not later than 2:00 P.M. on the date specified for each borrowing under this Section 2.1, the Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Lender.

         (d) Repayment of Loans. The principal amount of each Loan shall be due and payable to the Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of any Loan may be prepaid in whole or in part on any Business Day, upon (A) at least one (1) Business Day's irrevocable telephonic notice in the case of each Loan that is a Eurodollar Rate Loan from an Authorized Representative (effective upon receipt) to the Lender prior to 10:30 A.M. and (B) irrevocable telephonic notice in the case of each Loan that is a Base Rate Loan from an Authorized Representative (effective upon receipt) to the Lender prior to 10:30 A.M. on the day of such proposed repayment. The Authorized Representative shall provide the Lender written confirmation of each such telephonic notice but failure to provide such confirmation shall not effect the validity of such telephonic notice. All prepayments of Loans made by the Borrower shall be in the amount of (i) $5,000,000 or such greater amount which is an integral multiple of $1,000,000 in the case of Eurodollar Rate Loans, (ii) $1,000,000 or a greater integral multiple of $1,000,000 in the case of Base Rate Loans, or (iii) the amount equal to all Revolving Credit Outstandings, or (iv) such other amount as necessary to comply with Section 2.1(b).

         (e) Reductions. The Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to the Lender, effective upon receipt, to reduce the Revolving Credit Commitment. Each such reduction shall be in the aggregate amount of $5,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining Revolving Credit Commitment, and shall permanently reduce the Revolving Credit Commitment. Each reduction of the Revolving Credit Commitment shall be accompanied by payment of the Loans to the extent that the principal amount of Revolving Credit Outstandings exceeds the Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

         2.2. Use of Proceeds. The proceeds of the Loans made pursuant to the Revolving Credit Facility hereunder shall be used by the Borrower to refinance Indebtedness outstanding under the Bridge Credit Agreement, for general working capital needs and other corporate purposes.

         2.3. Note. Loans made by the Lender shall be evidenced by the Note, which shall be dated the Closing Date and shall be duly completed, executed and delivered by the Borrower.

                                   ARTICLE III

                Eurodollar Funding, Fees, and Payment Conventions
                -------------------------------------------------

         3.1. Interest Rate Options. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the option to elect the Type of Loan and the duration of the initial and any subsequent Interest Periods and to Convert Loans in accordance with Sections 2.1(c)(i) and 3.2, as applicable; provided, however, (a) there shall not be outstanding at any one time Eurodollar Rate Loans having more than [six (6)] different Interest Periods, (b) each Eurodollar Rate Loan (including each Conversion into and each Continuation as a Eurodollar Rate Loan) shall be in an amount of $5,000,000 or, if greater than $5,000,00, an integral multiple of $1,000,000, and (c) no Eurodollar Rate Loan shall have an Interest Period that extends beyond the Stated Termination Date. If the Lender does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by Sections 2.1(c)(i) and 3.2, as applicable, the Borrower shall be deemed to have elected to obtain or Convert such Loan to (or Continue such Loan as) a Base Rate Loan until the Borrower notifies the Lender in accordance with Section 3.2. The Borrower shall not be entitled to elect to Continue any Loan as or Convert any Loan into a Eurodollar Rate Loan if a Default or Event of Default shall have occurred and be continuing.

         3.2. Conversions and Elections of Subsequent Interest Periods. Subject to the limitations set forth in the definition of "Interest Period" and in
Section 3.1 and Article V, the Borrower may:

         (a) upon delivery of telephonic notice to the Lender (which shall be irrevocable) on or before 10:30 A.M. on any Business Day, Convert any Eurodollar Rate Loan to a Base Rate Loan on the last day of the Interest Period for such Eurodollar Rate Loan; and

         (b) provided that no Default or Event of Default shall have occurred and be continuing, upon delivery of telephonic notice to the Lender (which shall be irrevocable on or before 10:30 A.M. one (1) Business Day prior to the date of such Conversion or Continuation:

                  (i) elect a subsequent Interest Period for any Eurodollar Rate Loan to begin on the last day of the then current Interest Period for such Eurodollar Rate Loan; or

                  (ii) Convert any Base Rate Loan to a Eurodollar Rate Loan on any Business Day.

Each such notice shall be effective upon receipt by the Lender, shall specify the amount of the Eurodollar Rate Loan affected, and, if a Continuation as or Conversion into a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Lender written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice.

         3.3. Payment of Interest. The Borrower shall pay interest on the outstanding and unpaid principal amount of each Loan, commencing on the first date of such Loan until such Loan shall be repaid, at the applicable Base Rate or Eurodollar Rate as designated by the

Borrower in the related Borrowing Notice or Interest Rate Selection Notice or as otherwise provided hereunder. Interest on each Loan shall be paid on the earlier of (a) in the case of any Base Rate Loan, monthly in arrears on the last Business Day of each calendar month, commencing on September 29, 2000, until the Revolving Credit Termination Date, at which date the entire principal amount of and all accrued interest on the Loans shall be paid in full, (b) in the case of any Eurodollar Rate Loan, on last day of the applicable Interest Period for such Eurodollar Rate Loan, and (c) upon payment in full of the related Loan; provided, however, that if any Event of Default shall occur and be continuing, all amounts outstanding hereunder shall bear interest thereafter until paid in full at the Default Rate.

         3.4. Prepayments of Eurodollar Rate Loans. Whenever any payment of principal shall be made in respect of any Loan hereunder, whether at maturity, on acceleration, by optional or mandatory prepayment or as otherwise required or permitted hereunder, with the effect that any Eurodollar Rate Loan shall be prepaid in whole or in part prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan, such payment of principal shall be accompanied by the additional payment, if any, required by Section 5.5.

         3.5. Manner of Payment. (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid by or on behalf of the Borrower to the Lender, with respect to any Loan, shall be made to the Lender at the Principal Office in Dollars in immediately available funds without condition or deduction for any setoff, recoupment, deduction or counterclaim on or before 12:30 P.M. on the date such payment is due. The Lender may, but shall not be obligated to, debit the amount of such payment from any one or more ordinary deposit accounts of the Borrower with the Lender.

         (b) Any payment made by or on behalf of the Borrower that is not made both in Dollars in immediately available funds and prior to 12:30 P.M. on the date such payment is to be made shall constitute a non-conforming payment. Any such non-conforming payment shall not be deemed to be received until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default as otherwise provided herein. Interest shall continue to accrue at the Default Rate on any principal or fees as to which no payment or a non-conforming payment is made from the date such amount was due and payable until the later of
(i) the date such funds become available funds or (ii) the next Business Day.

         (c) In the event that any payment hereunder or under the Note or any other Loan Document becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under the definition of "Interest Period"; provided, however, that interest and applicable fees shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

         3.6. Facility Fee. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Lender a facility fee equal to 0.225% per annum multiplied by the Revolving Credit Commitment. Such facility fee shall be due in arrears on the last Business Day of each calendar month commencing September 29, 2000 to and on the Revolving Credit Termination Date.

         3.7. Computation of Rates and Fees. Except as may be otherwise expressly provided, all interest rates (including the Base Rate, each Eurodollar Rate, and the Default Rate) and fees shall be computed on the basis of a year of 360 days and calculated for actual days elapsed.




                                   ARTICLE IV

                                    Guaranty
                                    --------

         4.1. Guaranty. To guarantee the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower caused the Facility Guaranty to be executed and delivered by each Material Subsidiary on the Closing Date. The Borrower hereby agrees to cause a Facility Guaranty to be executed and delivered to the Lender by each newly acquired or created Material Subsidiary or upon an existing Subsidiary becoming a Material Subsidiary in accordance with Section 8.2 hereof.

         4.2 Benefits to Guarantors. In consideration for the execution and delivery of the Facility Guaranty by the Guarantors, the Borrower agrees to make the benefit of Advances hereunder available to the Guarantors.


                                    ARTICLE V

                             Change in Circumstances

         5.1. Increased Cost and Reduced Return.

         (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                  (i) shall subject the Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Rate Loans, the Note, or its obligation to make Eurodollar Rate Loans, or change the basis of taxation of any amounts payable to the Lender (or its Applicable Lending Office) under this Agreement or the Note in respect of any Eurodollar Rate Loans (other than taxes imposed on the overall net income of the Lender by the jurisdiction in which the Lender has its principal office or such Applicable Lending Office);

                  (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar
         Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, the Lender (or its Applicable Lending Office), including the Revolving Credit Commitment of the Lender hereunder; or

                  (iii) shall impose on the Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or the Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to the Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Loans or to reduce any sum received or receivable by the Lender (or its Applicable Lending Office) under this Agreement or the Note with respect to any Eurodollar Rate Loans, then the Borrower shall pay to the Lender on demand such amount or amounts as will compensate the Lender for such increased cost or reduction. If the Lender requests compensation by the Borrower under this Section 5.1(a), the Borrower may, by notice to the Lender, suspend the obligation of the Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 shall be applicable); provided that such suspension shall not affect the right of the Lender to receive the compensation so requested.

         (b) If, after the date hereof, the Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of the Lender or any corporation controlling the Lender as a consequence of the Lender's obligations hereunder to a level below that which the Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

         (c) The Lender shall promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Lender to compensation pursuant to this Section 5.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of the Lender, be otherwise disadvantageous to it. The Lender shall furnish to the

Borrower a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, the Lender may use any reasonable averaging and attribution methods.

         (d) The provisions of this Section 5.1 shall continue in effect notwithstanding the Facility Termination Date.

         5.2. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

         (a) the Lender determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

         (b) the Lender determines (which determination shall be conclusive) that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lender of funding Eurodollar Rate Loans for such Interest Period;

then the Lender shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lender shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

         5.3. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for the Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then the Lender shall promptly notify the Borrower thereof and the Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as the Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 5.4 shall be applicable).

         5.4. Treatment of Affected Loans. If the obligation of the Lender to make a Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 5.1 or 5.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), the Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.3 hereof, on such earlier date as the Lender may specify to the Borrower with a copy to the Lender) and, unless and until the Lender gives notice as provided below that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that the Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to the Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by the Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of the Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

         5.5. Compensation. Upon the request of the Lender, the Borrower shall pay to the Lender such amount or amounts as shall be sufficient (in the reasonable opinion of the Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (i) any payment, prepayment, or Conversion of a Eurodollar Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.1) on a date other than the last day of the Interest Period for such Loan; or

                  (ii) any failure by the Borrower (for any reason, including the failure of any condition precedent specified in Article VI to be satisfied, other than the failure of the Lender to make a Loan notwithstanding satisfaction of all conditions precedent thereto) to borrow, Convert, Continue, or prepay a Eurodollar Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         The provisions of this Section 5.5 shall continue in effect notwithstanding the Facility Termination Date.

         5.6. Taxes. (a) Any and all payments by the Borrower to or for the account of the Lender hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which the Lender (or its Applicable Lending Office) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to the Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.6) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Lender, at its address referred to in Section 10.2, the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) The Borrower agrees to indemnify the Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 5.6) paid by the Lender (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) If the Borrower is required to pay additional amounts to or for the account of the Lender pursuant to this Section 5.6, then the Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of the Lender, is not otherwise disadvantageous to such Lender.

         (e) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Lender the original or a certified copy of a receipt evidencing such payment.

         (f) The provisions of this Section 5.6 shall continue in effect notwithstanding the Facility Termination Date.

                                   ARTICLE VI

            Conditions to Making Loans and Issuing Letters of Credit
            --------------------------------------------------------

         6.1. Conditions of Initial Advance. The obligation of the Lender to make the initial Advance under the Revolving Credit Facility is subject to the conditions precedent that:

                  (a) the Lender shall have received on the Closing Date, in form and substance satisfactory to the Lender, the following:

                           (i) executed originals of each of this Agreement, the
                  Note, the initial Facility Guaranties, and the other Loan Documents, together with all schedules and exhibits thereto;

                           (ii) the favorable written opinion or opinions with
                  respect to the Loan Documents and the transactions contemplated thereby of special counsel to the Credit Parties dated the Closing Date, addressed to the Lender and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Lender, substantially in the form of Exhibit C;

                           (iii) resolutions of the boards of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of each Credit Party certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof;

                           (iv) specimen signatures of officers or other
                  appropriate representatives executing the Loan Documents on behalf of each of the Credit Parties, certified by the secretary or assistant secretary of such Credit Party;

                           (v) the Organizational Documents of each of the
                  Credit Parties certified as of a recent date by the Secretary of State of its state of organization;

                           (vi) Operating Documents of each of the Credit
                  Parties certified as of the Closing Date as true and correct by its secretary or assistant secretary;

                           (vii) certificate issued as of a recent date by the
                  Secretary of State of the jurisdiction of formation of the Borrower as to the due existence and good standing of the Borrower;

                           (viii) appropriate certificates of qualification to
                  do business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of the Borrower as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could have a Materially Adverse Effect;

                           (ix) notice of appointment of the initial Authorized
                  Representative(s);

                           (x) an initial Borrowing Notice, if any, and, if
                  elected by the Borrower, Interest Rate Selection Notice;

                           (xi) evidence that all notices required to be given
                  to terminate the Bridge Credit Agreement in accordance with its terms have been delivered;

                           (xii) evidence of repayment of all amounts due under
                  the Bridge Credit Agreement as of the Closing Date;

                           (xiii) evidence of termination of the Bridge Credit
                  Agreement;

                           (xiv) evidence that all fees payable by the Borrower
                  on the Closing Date (including the upfront fee) to the Lender have been paid in full, including the due diligence expenses of the Lender and the fees and expenses of counsel for the Lender to the extent invoiced prior to or on the Closing Date (which may include amounts constituting reasonable estimates of such fees and expenses incurred or to be incurred in connection with the transaction; provided that no such estimate shall thereafter preclude the final settling of accounts as to such fees and expenses);

                           (xv) a certificate of the chief financial officer of
                  the Borrower as to the matters described in Section 6.1(b);
                  and

                           (xvi) such other documents, instruments, certificates
                  and opinions as the Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

                  (b) In the good faith judgment of the Lender:

                           (i) there shall not have occurred or become known to
                  the Lender any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the Lender prior to the Closing Date that has had or could reasonably be expected to result in a Materially Adverse Effect;

                           (ii) no litigation, action, suit, investigation or
                  other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be likely to result in a Materially Adverse Effect; and

                           (iii) the Credit Parties shall have received all
                  approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of
                  (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Credit Parties is a party or by which any of them or their properties is bound.

         6.2. Conditions of Loans. The obligations of the Lender to make any Loans hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                  (a) the Lender shall have received a Borrowing Notice if required by Article II;

                  (b) the representations and warranties of the Credit Parties incorporated by reference in Article VII and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, with the same effect as though such representations and warranties had been made on and as of such date;

                  (c) at the time of (and after giving effect to) each Advance, no Default or Event of Default specified in Article IX shall have occurred and be continuing; and

                  (d) immediately after giving effect to a Loan, the aggregate principal balance of all outstanding Loans shall not exceed the Revolving Credit Commitment.

                                   ARTICLE VII

                 Incorporation of Representations and Warranties
                 -----------------------------------------------

         7.1. Incorporated Representations and Warranties. Reference is made to the representations and warranties contained in Article V of the Syndicated Revolving Credit Agreement (hereinafter referred to as the "Incorporated Representations and Warranties"). The Borrower agrees with the Lender that, effective as of the date hereof, the Incorporated Representations and Warranties (and all other relevant provisions of the Syndicated Revolving Credit Agreement related thereto) are hereby incorporated by reference into this Agreement (including the definition of terms used therein which appear in other provisions of the Syndicated Revolving Credit Agreement and the schedules thereto except to the extent otherwise specifically provided in the following provisions of this
Section 6.1) to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of the Lender. Notwithstanding the foregoing, all references in the Syndicated Revolving Credit Agreement to (a) the "Administrative Agent" and "Lenders" shall be deemed to mean the "Lender",
(b) "this Agreement", the "Credit Documents", the "Revolving Notes" and the "Loans" shall be deemed to refer to this Agreement, the Loan Documents, the Note and the Loans, respectively, (c) the words "hereunder" and "hereby" and the like shall be deemed to refer to this Agreement, (d) Schedule 5.01 shall be deemed to be Schedule 6.1 hereto, and (e) the financial statements in Section 5.03 (solely for the purpose of the representation and warranty contained in such Section
5.03 but not for the purpose of any cross-reference to such Section 5.03 or to the financial statements described therein contained in any other provision of
Article V) shall be deemed to be those financial statements most recently delivered to the Lender pursuant to Section 6.07 of the Syndicated Revolving Credit Agreement. In the event a waiver is granted under the Syndicated Revolving Credit Agreement or an amendment or modification is executed with respect to the Syndicated Revolving Credit Agreement, and such waiver, amendment or modification affects the Incorporated Representations and Warranties, then such waiver, amendment or modification shall be automatically effective with respect to the Incorporated Representations and Warranties as incorporated by reference into this Agreement. In the event of the termination of the Syndicated Revolving Credit Agreement or in the event that the Lender is no longer a lender thereunder, the Borrower agrees to negotiate in good faith to enter into appropriate amendments and modifications to this Agreement to set forth the representations and warranties governing the Borrower and its Subsidiaries herein but unless and until such amendments or modifications are in full force and effect, the terms and provisions of the Syndicated Revolving Credit Agreement incorporated herein by reference shall continue in full force and effect notwithstanding the termination or amendment thereof. The failure of the Borrower to comply with this Article VII shall constitute an Event of Default pursuant to this Agreement.

                                  ARTICLE VIII

               Incorporation of Affirmative and Negative Covenants
               ---------------------------------------------------

         8.1. Incorporated Covenants. Reference is made to the affirmative covenants contained in Article VI of the Syndicated Revolving Credit Agreement (hereinafter referred to as the "Incorporated Affirmative Covenants") and the negative covenants contained in Article VII of the Syndicated Revolving Credit Agreement (hereinafter referred to as the "Incorporated Negative Covenants" and collectively with the Incorporated Affirmative Covenants, the "Incorporated Covenants"). The Borrower agrees with the Lender that, effective as of the date hereof, the Incorporated Covenants (and all other relevant provisions of the Syndicated Revolving Credit Agreement related thereto) are hereby incorporated by reference into this Agreement (including the definition of terms used therein which appear in other provisions of the Syndicated Revolving Credit Agreement and the schedules thereto) to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of the Lender. Notwithstanding the foregoing, all references in the Syndicated Revolving Credit Agreement to (a) the "Administrative Agent" and "Lenders" shall be deemed to mean the "Lender",
(b) "this Agreement", the "Credit Documents", the "Revolving Notes" and the "Loans" shall be deemed to refer to this Agreement, the Loan Documents, the Note and the Loans, respectively, (c) the words "hereunder" and "hereby" and the like shall be deemed to refer to this Agreement, and (d) $75,000,000 in Section 7.01(g) shall be deemed to be $25,000,000. In the event a waiver is granted under the Syndicated Revolving Credit Agreement or an amendment or modification is executed with respect to the Syndicated Revolving Credit Agreement, and such waiver, amendment or modification affects the Incorporated Covenants, then such waiver, amendment or modification shall be automatically effective with respect to the Incorporated Covenants as incorporated by reference into this Agreement. In the event of the termination of the Syndicated Revolving Credit Agreement or in the event that the Lender is no longer a lender thereunder, the Borrower agrees to negotiate in good faith to enter into appropriate amendments and modifications to this Agreement to set forth the affirmative and negative covenants governing the Borrower and its Subsidiaries herein but unless and until such amendments or modifications are in full force and effect, the terms and provisions of the Syndicated Revolving Credit Agreement incorporated herein by reference shall continue in full force and effect notwithstanding the termination or amendment thereof. The failure of the Borrower to comply with this Article VIII shall constitute an Event of Default pursuant to this Agreement.

         8.2. Additional Guarantors. The Borrower shall cause each new Material Subsidiary reported to the lenders pursuant to Section 6.07(l) of the Syndicated Revolving Credit Agreement, incorporated into this Agreement pursuant to Section
8.1 above, to execute and deliver to the Lender, simultaneously with the report given pursuant to Section 6.07(l) of the Syndicated Revolving Credit Agreement, a Facility Guaranty substantially in the form of Exhibit F, together with the related documents of the kind described in Section 6.1, as appropriate, all in form and substance satisfactory to the Lender.

                                   ARTICLE IX

                       Events of Default and Acceleration
                       ----------------------------------

         9.1. Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

                  (a) if default shall be made in the due and punctual payment of the principal of any Loan or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II or Article III or Article IV, at maturity, by acceleration or otherwise; or

                  (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan or other Obligation or of any fees or other amounts payable to the Lender on the date on which the same shall be due and payable; or

                  (c) if default shall be made in the performance or observance of any Incorporated Negative Covenant set forth in Section 7.2 or
         Article VIII;

                  (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Note (other than as described in clauses (a), (b) or (c) above) and such default shall continue for thirty (30) or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Lender or an officer of the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or lien in favor of the Lender or delivered to the Lender in connection with or pursuant to this Agreement or any of the Obligations, or if any Loan Document ceases to be in full force and effect (other than as expressly provided for hereunder or thereunder or with the express written consent of the Lender), or if without the written consent of the Lender, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than as expressly provided for hereunder or thereunder or with the express written consent of the Lender); or

                  (e) if there shall occur (i) a default, which is not waived, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness (other than the Loans and other Obligations) of the Borrower or any Subsidiary in an amount or Rate Hedge Value, as applicable, not less than $5,000,000 in the aggregate outstanding, or (ii) a default, which is not waived, in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, or
         (iii) with respect to any such Rate Hedging Obligation, any termination event shall occur as to which the Borrower or any Subsidiary is the "affected party" under the agreement or instrument governing such Rate Hedging Obligation, or (iv) any other event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default or event of default or termination event shall continue for more than the period of grace, if any, therein specified, or such default or event of default or termination event shall permit the holder of or counterparty to any such Indebtedness (or the Lender or trustee acting on behalf of one or more holders or counterparties) to accelerate the maturity of any such Indebtedness or terminate any agreement or instrument governing any such Rate Hedging Obligation; or

                  (f) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Lender by or on behalf of the Borrower or any other Credit Party pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given; or

                  (g) if the Borrower or any Subsidiary or other Credit Party shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

                  (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Subsidiary or other Credit Party or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Subsidiary or other Credit Party seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Subsidiary or other Credit Party or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Subsidiary or other Credit Party any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty
         (60) days; or if the

         Borrower or any Subsidiary or other Credit Party takes any action to indicate its consent to or approval of any such proceeding or petition; or

                  (i) if (i) one or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $5,000,000 is rendered against the Borrower or any Subsidiary, or (ii) there is any attachment, injunction or execution against any of the Borrower's or Subsidiaries' properties for any amount in excess of $5,000,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days; or

                  (j) if the Borrower or any Subsidiary shall, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower or such Subsidiary for a period of more than 60 days; or

                  (k) if there shall occur and not be waived an Event of Default as defined in any of the other Loan Documents; or

                  (l) if there shall occur and not be waived an "Event of Default" (as defined in the Syndicated Revolving Credit Agreement) under the Syndicated Revolving Credit Agreement;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                           (A) either or both of the following actions may be
                  taken: (i) the Lender may declare any obligation of the Lender to make further Loans terminated, whereupon the obligation of the Lender to make further Loans hereunder shall terminate immediately, and (ii) the Lender may declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Lender, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lender to make Loans hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Lender;

                           (B) the Lender shall have all of the rights and
                  remedies available under the Loan Documents or under any applicable law.

         9.2. Lender to Act. In case any one or more Events of Default shall occur and not have been waived, the Lender may proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         9.3. Cumulative Rights. No right or remedy herein conferred upon the Lender is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         9.4. No Waiver. No course of dealing between the Borrower and the Lender or any failure or delay on the part of the Lender in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         9.5. Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Note has been accelerated pursuant to
Article IX hereof, all payments received by the Lender hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Lender in the following order:

                  (a) amounts due to the Lender pursuant to Sections 3.6 and 10.5;

                  (b) payments of interest on Loans;

                  (c) payments of principal of Loans;

                  (d) amounts due to the Lender pursuant to Section 10.9;

                  (e) payments of all other amounts due under any of the Loan Documents, including amounts due to the Lender or its affiliate in respect of Obligations consisting of liabilities under any Swap Agreement with the Lender or its affiliate on a pro rata basis according to the amounts owed; and

                  (f) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

                                    ARTICLE X

                                  Miscellaneous
                                  -------------

         10.1. Participations. (a) The Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of the Revolving Credit Commitment or the Loans); provided, however, that (i) the Lender's obligations under this Agreement shall remain unchanged, (ii) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article V and the right of set-off contained in Section 10.3, and (iv) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement, and the Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and the Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on the Loans or the Note, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans or the Note, or extending the Revolving Credit Commitment).

         (b) Notwithstanding any other provision set forth in this Agreement, the Lender may at any time assign and pledge all or any portion of the Loans and the Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the Lender from its obligations hereunder.

         (c) The Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of the Lender from time to time to assignees and participants (including prospective assignees and participants).

         (d) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lender. The Borrower may not assign or otherwise transfer to any other Person any right, power, benefit, or privilege (or any interest therein) conferred hereunder or under any of the other Loan Documents, or delegate (by assumption or otherwise) to any other Person any duty, obligation, or liability arising hereunder or under any of the other Loan Documents, and any such purported assignment, delegation or other transfer shall be void.

         10.2. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of transmission to such party, in the case of notice by telefacsimile (where the proper transmission of such notice is either acknowledged by the recipient or electronically confirmed by the transmitting device), or (iii) on the fifth Business Day after the day on which mailed to such party, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                  (a)   if to the Borrower or any Credit Party:

                        Hughes Supply, Inc.
                        20 North Orange Avenue, Suite 200
                        Orlando, Florida 32801
                        Attn: J. Stephen Zepf
                        Telephone:       (___) ___-____
                        Telefacsimile: (___) ___-____

                  (b)   if to the Lender:

                        Bank of America, N.A.
                        101 North Tryon Street, 15th Floor
                        NC1-001-15-03
                        Charlotte, North Carolina 28255
                        Attn: _____________, Corporate Credit Services
                        Telephone: (704) 386-____
                        Telefacsimile: (704) 386-8694

                        Lending Office for Base Rate Loans and Eurodollar Loans:

                        Bank of America, N.A.
                        101 North Tryon Street, 15th Floor
                        NC1-001-15-03
                        Charlotte, North Carolina 28255
                        Attn: _____________, Corporate Credit Services
                        Telephone: (704) 386-____
                        Telefacsimile: (704) 386-8694

                        with a copy to:

                        Bank of America, N.A.
                        100 Southeast 2nd Street, 14th Floor
                        FL7-950-14-02
                        Miami, Florida 33131
                        Attn: Adam Kaplan
                        Telephone: (305) 533-2433
                        Telefacsimile: (305) 533-2477

         10.3. Right of Set-off; Adjustments. Upon the occurrence and during the continuance of any Event of Default, the Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note, irrespective of whether the Lender shall have made any demand under this Agreement or the Note and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 10.3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Lender may have.

         10.4. Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lender of the Loans and the execution and delivery to the Lender of this Agreement and the Note and shall continue in full force and effect so long as any of Obligations remain outstanding or the Lender has any Revolving Credit Commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein.

         10.5. Expenses. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Lender (including the cost of internal counsel) with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all costs and expenses of the Lender, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder.

         10.6. Amendments and Waivers. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower or other applicable Credit Party to such Loan Document and the Lender.

         No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on the Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         10.7. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart. Signatures on communications and other documents may be transmitted by facsimile only with the consent of the Lender in its sole and absolute discretion in each instance. The effectiveness of any such signatures accepted by the Lender shall, subject to applicable law, have the same force and effect as manual signatures and shall be binding on all parties. The Lender may also require that any such signature be confirmed by a manually-signed hard copy thereof. Each party hereto hereby adopts as an original executed signature page each signature page hereafter furnished by such party to the Lender (or an agent of the Lender) bearing (with the consent of the Lender) a facsimile signature by or on behalf of such party. Nothing contained in this Section shall limit the provisions of Section 10.2.

         10.8. Termination. This Agreement shall terminate on the Facility Termination Date, except that (x) those provisions which by the express terms hereof continue in effect notwithstanding the Facility Termination Date, and (y) obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable shall continue in effect. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, the Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason or elects to repay any such amount in good faith settlement of a pending or threatened avoidance claim, (i) this Agreement shall continue in full force (or be reinstated, as the case may be) and the Borrower shall be liable to, and shall indemnify and hold the Lender harmless for, the amount of such payment surrendered until the Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken, by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         10.9. Indemnification; Limitation of Liability. (a) The Borrower agrees to indemnify and hold harmless the Lender and each of its affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this
Section 10.9 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final nonappealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower agrees not to assert any claim against the Lender, any of its affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

         (b) The agreements and obligations of the Borrower contained in this
Section 10.9 shall continue in effect notwithstanding the Facility Termination Date.

         10.10. Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         10.11. Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

         10.12. Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

         10.13. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Note, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Lender an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lender and the Borrower to conform strictly to any applicable usury laws. Accordingly, if the Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at the Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to the Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         10.14. Governing Law; Waiver of Jury Trial.

                  (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE SECURITY INSTRUMENTS WHICH EXPRESSLY PROVIDE THAT THEY SHALL BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE, NOTWITHSTANDING ITS EXECUTION OUTSIDE OF SUCH STATE.

                  (b) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF DADE, STATE OF FLORIDA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 10.2, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER, THE LENDER HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

                  (f) THE BORROWER HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.



                         [Signatures on following pages]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                               HUGHES SUPPLY, INC.
WITNESS:

         _________________________  By:_________________________________________
_________                      Name:____________________________________________
_________________________      Title:___________________________________________





                             BANK OF AMERICA, N.A.,


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                                    EXHIBIT A
                                    ---------

       Notice of Appointment (or Revocation) of Authorized Representative


         Reference is hereby made to the Short Term Credit Agreement dated as of September 13, 2000 (the "Agreement") between Hughes Supply, Inc., a Florida corporation (the "Borrower"), and Bank of America, N.A., as Lender (the "Lender"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

Name and Address                        Office              Specimen Signature


________________________       ________________________   ______________________
________________________
________________________




________________________       ________________________   ______________________
________________________       ________________________   ______________________
________________________



Borrower hereby revokes (effective upon receipt hereof by the Lender) the prior appointment of ________________ as an Authorized Representative.

         This the ___ day of __________________, ____.


                                     HUGHES SUPPLY, INC.


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                    EXHIBIT B
                                    ---------

                     Form of Interest Rate Selection Notice

To:      Bank of America, N.A.
         101 North Tryon Street, 15th Floor
         NC1-001-15-03
         Charlotte, North Carolina  28255
         Attention: ___________________
         Telefacsimile:  (704) 386-8694

         Reference is hereby made to the Short Term Credit Agreement dated as of September 13, 2000 (the "Agreement") between Hughes Supply, Inc. (the "Borrower") and Bank of America, N.A., as Lender (the "Lender"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Lender of the following selection of a type of Loan and Interest Period:

Type of Loan                 Interest        Aggregate
(check one)                  Period(1)       Amount(2)          Date of Loan(3)
 ---------                   ------          ------             ------------
Loan
Base Rate Loan               ______          _________          ____________

Eurodollar Rate Loan         ______          _________          ____________

-----------------------

(1)  For any Eurodollar Rate Loan, seven, fourteen, twenty-one or thirty days.
(2) Must be $5,000,000 or if greater an integral multiple of $1,000,000 if a Eurodollar Rate Loan and $1,000,000 or a greater integral multiple thereof if a Base Rate Loan.
(3)  At least one (1) Business Day later if a Eurodollar Rate Loan.

                                         HUGHES SUPPLY, INC.

                                         BY:____________________________________
                                             Authorized Representative

                                         DATE:

                                    EXHIBIT C
                                    ---------

                      Form of Opinion of Borrower's Counsel





                               September 13, 2000



Bank of America, N.A.,
Bank of America Corporate Center
Charlotte, North Carolina 28255-0065

Re: $50,000,000 Revolving Credit Facility between Bank of America, N.A., as Lender, and Hughes Supply, Inc., as Borrower

Ladies and Gentlemen:

         We have acted as counsel to Hughes Supply, Inc., a Florida corporation (the "Borrower"), and the following Persons (the "Guarantors"): __________, __________ and __________, in connection with the negotiation, execution and delivery of the Short Term Credit Agreement of even date herewith between you as lender (the "Lender") and the Borrower (the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the meanings provided therefor in the Credit Agreement) and the execution and delivery of the other Transaction Documents (as defined below) by the Borrower and one or more Guarantors, pursuant to which the Lender is providing the Revolving Credit Facility in the amount of $50,000,000, and the other transactions contemplated under the Credit Agreement.

         This opinion is being delivered in accordance with the conditions set forth in Section 6.1 of the Credit Agreement.

         As such counsel, we have reviewed originals, or copies certified or otherwise authenticated to our satisfaction, of the following documents as executed and delivered as of the date hereof (collectively, the "Transaction Documents"):

         1.   the Credit Agreement;

         2.   the Note; and

         3.   the Facility Guaranty.

         For purposes of the opinions expressed below, we have assumed that all natural persons executing the Transaction Documents have legal capacity to do so; that all signatures (other than those of representatives of the Borrower and the Guarantors on the Transaction Documents) on all documents submitted to us are genuine; that all documents submitted to us as originals (other than the Transaction Documents) are authentic; and that all documents submitted to us as certified copies or photocopies conform to the originals of such documents, which themselves are authentic.

         For purposes of giving this opinion, we have examined such corporate, company, partnership and other records of the Borrower and the Guarantors, certificates of public officials, certificates of appropriate officers, managers, partners or other representatives of the Borrower and the Guarantors, and such other documents, and have made such inquiries as we have deemed appropriate.

         Based upon and subject to the foregoing, it is our opinion that:

         1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which, in light of the nature of business transacted by it or the property owned by it, such qualification is necessary and the failure so to qualify might impair title to any property material to its operations or its right to enforce any material contract against others, to expose it to any substantial liability or impairment of rights or defenses in such jurisdiction. The Borrower has full corporate power and authority to own its assets and conduct the businesses in which it is now engaged and as are expressly contemplated by the Transaction Documents, and has full corporate power and authority to enter into each of the Transaction Documents to which it is a party and to perform its obligations thereunder and consummate the transactions contemplated therein.

         2. Each of the Transaction Documents to which the Borrower is a party has been duly authorized by the Board of Directors of the Borrower (and by any required shareholder action), has been duly executed and delivered by the Borrower, and constitutes the legal, valid and binding obligation, agreement, instrument or conveyance, as the case may be, of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally and by the application of general equitable principles (whether considered in proceedings at law or in equity).

         3. Each Guarantor is a corporation, limited liability company or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its respective state of its formation and is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which, in light of the nature of the business transacted by such Guarantor and the property owned by it, such qualification is necessary and the failure to so qualify might impair title to any property material to the operations of such Guarantor or such Guarantor's right to enforce any material contract against others, or expose such Guarantor to any substantial liability or impairment of rights or defenses in such jurisdiction. Each Guarantor has full power and authority to own its assets and conduct the businesses in which it is now engaged and as expressly contemplated in the Transaction Documents, and has full power and authority o enter into each of the Transaction Documents to which it is a party and to perform its obligations thereunder and consummate the transactions contemplated therein.

         4. Each of the Transaction Documents to which each Guarantor is a party has been duly authorized by the Board of Directors, managers, or general partners of such Guarantor, as the case may be (and by any required shareholder, member or limited partner action, as applicable), has been duly executed and delivered by such Guarantor, and constitutes the legal, valid and binding obligation, agreement or instrument, as the case may be, of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally and by the application of general equitable principles (whether considered in proceedings at law or in equity).

         5. Neither the execution or delivery of, nor performance by the Borrower or any Guarantor of its obligations under, the Transaction Documents
(a) does or will conflict with, violate or constitute a breach of (i) any of the Organizational Documents or Operating Documents of the Borrower or any Guarantor, (ii) any laws, rules or regulations applicable to the Borrower or any Guarantor, or (iii) any contract, agreement, indenture, lease, instrument, commitment, judgment, writ, determination, order, decree or arbitral award, of which we have knowledge after due inquiry of appropriate representatives of the the Borrower and the Guarantors, to which the Borrower, any Guarantor or any other Subsidiary is a party or by which the Borrower, any Guarantor or any other Subsidiary or any of their properties is bound, (b) requires the prior consent of, notice to, license from or filing with any Governmental Authority which has not been duly obtained or made on or prior to the date hereof, or (c) does or will result in the creation or imposition of any lien, pledge, charge or encumbrance of any nature upon or with respect to any of the properties of the Borrower, any Guarantor or any other Subsidiary.

         6. Insofar as we have knowledge of the operations and affairs of the Borrower and the Guarantors and upon due inquiry of appropriate representatives of the Borrower and the Guarantors, there is no pending or overtly threatened, action, suit, investigation or proceeding (including, without limitation, any action, suit, investigation, or proceeding under any environmental or labor law) before or by any court, or governmental department, commission, board, bureau, instrumentality, agency or arbitral authority, (i) which calls into question the validity or enforceability of any of the Transaction Documents, or the titles to their respective offices or authority of any officers, members, or partners, as applicable of the Borrower or any Guarantor or (ii) an adverse result in which could reasonably be expected to have a Materially Adverse Effect.

         7. Insofar as we have knowledge of the operations and affairs of the Borrower and the Guarantors and upon due inquiry of appropriate representatives of the Borrower and the Guarantors, there exists no event, circumstance or condition (except that we express no opinion as to financial reporting or accounting matters) which, immediately upon giving effect to the

Transaction Documents, would constitute a Default or Event of Default under the Credit Agreement.

         8. None of the transactions contemplated by the Credit Agreement, including, without limitation, the use of the proceeds of the Loans provided for in the Transaction Documents, will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, any regulations issued pursuant thereto, or regulations T, U or X of the Board of Governors of the Federal Reserve System.

         9. A state or federal court located in the State of Florida, if properly presented with the question and applying the choice of laws rules of the State of Florida, would in a properly reasoned opinion give effect to the provisions of the Transaction Documents providing that the Transaction Documents shall be governed by and construed in accordance with the internal substantive laws of the State of Florida.

         10. The rate or rates of interest provided for in the Transaction Documents, including all late payment charges and the Default Rate provided for therein, do not and will violate or conflict with, or give rise to any defense to payment of the Obligations or to any claim, counterclaim, setoff or recoupment under, any usury or other law or regulation of the State of Florida governing the maximum rate of interest or amount of other charges that may be charged or incurred in transactions of the type contemplated under the Transaction Documents.

         11. No documentary, stamp, intangibles, excise or other tax is payable to any Governmental Authority of the State of Florida in connection with the execution, delivery, enforcement, recording or filing of any of the Transaction Documents, other than court costs and fees that may be or become payable in connection with the enforcement of the Transaction Documents.

         12. Solely by reason of (i) the execution and delivery of, and performance by the parties thereto under, the Transaction Documents, (ii) the acceptance of the Note and the receipt of payments in respect of the Obligations, or (iii) the enforcement of rights and remedies by the Lender under the Transaction Documents, the Lender is not and shall not (a) be required to qualify to do business in the State of Florida or (b) be subject to the payment of any franchise or income tax or other tax imposed by the State of Florida or any agency thereof payable in respect of payments received under the Transaction Documents.

         Our opinions contained herein are rendered solely in connection with the transactions contemplated under the Transaction Documents and may not be relied upon in any manner by any Person other than the addressees hereof, any successor or assignee of any addressee (including successive assignees) and any Person who shall acquire a participation interest in the interest of the Lender (collectively, the "Reliance Parties"), or by any Reliance Party for any other purpose. Our opinions herein shall not be quoted or otherwise included, summarized or referred to in any publication or document, in whole or in part, for any purpose whatsoever, or furnished to any Person other than a Reliance Party (or a Person considering whether to become a Reliance Party), except as may be required of any Reliance Party by applicable law or regulation or in accordance with any auditing or oversight function or request of regulatory agencies to which a Reliance Party is subject.

                                    EXHIBIT D
                                    ---------

                            Form of Borrowing Notice

To:      Bank of America, N.A.,
         101 North Tryon Street, 15th Floor
         NC1-001-15-03
         Charlotte, North Carolina  28255
         Attention: Corporate Credit Services
         Telefacsimile:  (704) 386-8694

         Reference is hereby made to the Short Term Credit Agreement dated as of September 13, 2000 (the "Agreement") between Hughes Supply, Inc. (the "Borrower"), and Bank of America, N.A., as Lender (the "Lender"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Lender that Loans of the type and amount set forth below be made on the date indicated:

Type of Loan                 Interest           Aggregate
(check one)                  Period(1)          Amount(2)        Date of Loan(3)
 ---------                   ------             ------           ------------
Loan
----
Base Rate Loan               ______             _________        ____________

Eurodollar Rate Loan         ______             _________        ____________


-----------------------

(1)  For any Eurodollar Rate Loan, seven, fourteen, twenty-one or thirty days.
(2) Must be $5,000,000 or if greater an integral multiple of $1,000,000 if a Eurodollar Rate Loan and $1,000,000 or a greater integral multiple thereof if a Base Rate Loan.
(3)  At least one (1) Business Day later if a Eurodollar Rate Loan.

         The Borrower hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to the Borrower as follows: [insert transmittal instructions].

         The undersigned hereby certifies that:

         1. No Default or Event of Default has occurred and is continuing either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties incorporated by reference in
Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof.

         3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full.


                                          HUGHES SUPPLY, INC

                                          BY:___________________________________
                                                   Authorized Representative

                                          DATE:_________________________________

                                    EXHIBIT E
                                    ---------

                                  Form of Note

                                 Promissory Note

$50,000,000                                      _________, ______________

                                                            September 13, 2000


         FOR VALUE RECEIVED, HUGHES SUPPLY, INC., a Florida corporation having its principal place of business located in Orlando, Florida (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A. (the "Lender"), at the times set forth in the Short Term Credit Agreement dated as of September 13, 2000 between the Borrower and the Lender (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of FIFTY MILLION DOLLARS ($50,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Articles II and IV of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest thereon evidenced by this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Note is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         This Note shall be governed by and construed in accordance with the laws of the State of Florida.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


                            [Signature page follows.]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                           HUGHES SUPPLY, INC.

WITNESS:

                                           By:__________________________________
_______________________________
                                           Name:________________________________
_______________________________
                                           Title:_______________________________

                                    EXHIBIT F
                                    ---------

                            Form of Facility Guaranty

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), dated as of September 13, 2000, is made by EACH OF THE UNDERSIGNED (each a "Guarantor" and collectively the "Guarantors") to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (the "Lender"). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Lender has agreed to provide to Hughes Supply, Inc. (the "Borrower") a short term revolving credit facility pursuant to the terms of that certain Short Term Credit Agreement dated as of September 13, 2000, between the Borrower and the Lender (as from time to time amended, modified, supplemented or restated in accordance with its terms, the "Credit Agreement"); and

         WHEREAS, each Guarantor is, directly or indirectly, a Material Subsidiary of the Borrower and will materially benefit from the Loans and Advances made and to be made under the Credit Agreement; and

         WHEREAS, each Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

         WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Lender was the obligation of the Borrower to cause each Guarantor to enter into this Guaranty Agreement, and the Lender is unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Lender the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Note, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to the Lender, including principal, interest, premiums and fees (including, but not limited to, loan fees and attorneys' fees and expenses); (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents; and (c) the Borrower's prompt payment in full, when due or declared due and at all such times, of Rate Hedging Obligations now or hereafter arising under Swap Agreements. The Guarantors' obligations to the Lender under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations" and, with respect to each Guarantor individually, the "Guarantor's Obligations". Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor's Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Borrower's Liabilities.

         2. Payment. If the Borrower shall default in payment or performance of any of the Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Lender, fully pay to the Lender, subject to any restriction on each Guarantor's Obligations set forth in Section 1 hereof, an amount equal to all the Borrower's Liabilities then due and owing.

         3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty by reason of:

                  (a) any lack of legality, validity or enforceability of the Credit Agreement, of the Note, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors' Obligations, any of the Borrower's Liabilities, or any other guaranty of any of the Borrower's Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the "Related Agreements");

                  (b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

                  (c) any acceleration of the maturity of any of the Borrower's Liabilities, of the Guarantor's Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

                  (d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Borrower's Liabilities, for any of the Guarantor's Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

                  (e) any dissolution of the Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower or any Guarantor or any other party to a Related Agreement;

                  (f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, and any acceptance of late or partial payments under, the Credit Agreement, the Note or any other Loan Document or any other Related Agreement, in whole or in part;

                  (g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Borrower's Liabilities (including without limitation the Guarantor's Obligations of any other Guarantor and obligations arising under any other Facility Guaranty now or hereafter in effect);

                  (h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Borrower's Liabilities, any of the Guarantor's Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

                  (i) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Credit Party or to any collateral in respect of the Borrower's Liabilities or Guarantors' Obligations.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         4. Currency and Funds of Payment. All Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of the Lender with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

         5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Borrower's Liabilities, at the Lender's election and without notice thereof or demand therefor, the Guarantors' Obligations shall immediately be and become due and payable.

         6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 23 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (i) of the Borrower, to the payment in full of the Borrower's Liabilities, (ii) of every other Guarantor (an "obligated guarantor"), to the payment in full of the Guarantors' Obligations of such obligated guarantor, and (iii) of each other Person now or hereafter constituting a Credit Party, to the payment in full of the obligations of such Credit Party owing to the Lender. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Lender, paid over forthwith to the Lender on account of the Borrower's Liabilities, the Guarantors' Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Lender separate and apart from all other funds, property and accounts of such Guarantor.

         7. Suits. Each Guarantor from time to time shall pay to the Lender, on demand, at the Lender's place of business set forth in the Credit Agreement or such other address as the Lender shall give notice of to such Guarantor, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Lender may proceed to suit against any one or more or all of the Guarantors. At the Lender's election, one or more and successive or concurrent suits may be brought hereon by the Lender against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Lender has taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Borrower's Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

         8. Set-Off and Waiver. Each Guarantor waives any right to assert against the Lender as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or the Lender without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. Each Guarantor agrees that the Lender shall have a lien for all the Guarantor's Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to the Lender or otherwise in the possession or control of the Lender for any purpose (other than solely for safekeeping) for the account or benefit of such Guarantor, including any balance of any deposit account or of any credit of such Guarantor with the Lender, whether now existing or hereafter established, and hereby authorizes the Lender from and after the occurrence of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor's Obligations to the Lender then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of the Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         9. Waiver of Notice; Subrogation.

                  (a) Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lender's heretofore, now or from time to time hereafter making Loans and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Note or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that the Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor's Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

                  (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor's Obligations under this Guaranty Agreement may be enforced by the Lender upon demand by the Lender to such Guarantor without the Lender being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Lender, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Lender or other party to a Related Agreement by the Borrower, any other Guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE LENDER, AND THE PROVISIONS HEREOF ENFORCED BY THE LENDER, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

                  (c) Each Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Borrower's Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Credit Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Credit Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Credit Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Credit Party. If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 23 hereof, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender, to be credited and applied upon the Guarantors' Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Lender may elect. The agreements in this subsection shall survive repayment of all of the Guarantors' Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 23 hereof, and occurrence of the Facility Termination Date.

         10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 23 hereof. Any claim or claims that the Lender may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Lender by written notice directed to such Guarantor in accordance with Section 25 hereof.

         11. Representations and Warranties. Each Guarantor warrants and represents to the Lender that it is duly authorized to execute, deliver and perform this Guaranty Agreement; that this Guaranty Agreement has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives; that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of any of its Operating Documents or Organizational Documents, any agreement or instrument to which such Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject.

         12. Expenses. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including attorneys' fees, incurred by the Lender in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

         13. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Lender in respect of any Borrower's Liabilities is rescinded or must be restored for any reason, or is repaid by the Lender in whole or in part in good faith settlement of any pending or threatened avoidance claim.

         14. Attorney-in-Fact. To the extent permitted by law, each Guarantor hereby appoints the Lender as such Guarantor's attorney--in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Lender shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

         15. Reliance. Each Guarantor represents and warrants to the Lender that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Borrower and the Borrower's financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement ("Other Information"), and has full and complete access to the Borrower's books and records and to such Other Information; (b) such Guarantor is not relying on the Lender or its or their employees, directors, agents or other representatives or affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents as it has requested, is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of the Borrower, the Borrower's financial condition and affairs, the "Other Information", and such other matters as it deems material in deciding to provide this Guaranty Agreement and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Lender or its or their employees, directors, agents or other representatives or affiliates, for any information whatsoever concerning the Borrower or the Borrower's financial condition and affairs or any other matters material to such Guarantor's decision to provide this Guaranty Agreement, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that the Lender has no duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or the Borrower's financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Lender or its employees, directors, agents or other representatives or affiliates, such Guarantor will independently verify the information and will not rely on the Lender or its employees, directors, agents or other representatives or affiliates, with respect to such information.

         16. Rules of Interpretation. The rules of interpretation contained in Sections 1.2(c) through 1.2(l) of the Credit Agreement shall be applicable to this Guaranty Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

         17. Entire Agreement. This Guaranty Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 23, neither this Guaranty Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

         18. Binding Agreement; Assignment. This Guaranty Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement or any other interest herein without the prior written consent of the Lender. Without limiting the generality of the foregoing sentence of this Section 18, the Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Section 12.1 thereof concerning assignments and participations. All references herein to the Lender shall include any successor thereof.

         19. Swap Agreements. All obligations of the Borrower under Swap Agreements to which the Lender or its affiliates are a party shall be deemed to be Borrower's Liabilities, and the Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be entitled to the guaranty hereunder with respect to such Borrower's Liabilities.

         20. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         21. Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor against whom enforcement is sought.

         22. Indemnification. Without limitation of Section 12.9 of the Credit Agreement or any other indemnification provision in any Loan Document, each Guarantor agrees to indemnify and hold harmless the Lender and each of its affiliates and its respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan Documents, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 22 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by such Guarantor or any other Credit Party, any of their respective directors, shareholders or creditors, or an Indemnified Party or any other Person, or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Guarantor agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its subsidiaries or affiliates, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. Each Guarantor agrees not to assert any claim against the Lender, any of its affiliates, or any of their directors, officers, employees, attorneys, agents, or advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated therein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan Documents. The agreements in this Section 22 shall survive repayment of all of the Guarantors' Obligations and the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

         23. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and all of the Guarantors' Obligations hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

         24. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Lender provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other extensions of credit to the Borrower pursuant to the Credit Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor's guaranty of the Borrower's Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

         25. Notices. Any notice required or permitted hereunder shall be given,
(a) with respect to each Guarantor, at the address of the Borrower indicated in
Section 10.2 of the Credit Agreement and (b) with respect to the Lender, at the Lender's address indicated in Section 10.2 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.2 of the Credit Agreement.

         26. Governing Law; Venue; Waiver of Jury Trial.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE, NOTWITHSTANDING ITS EXECUTION OUTSIDE OF SUCH STATE.

                  (b) EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF DADE, STATE OF FLORIDA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, SUCH GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO SUCH GUARANTOR IN EFFECT PURSUANT TO SECTION 25 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY GUARANTOR OR ANY OF SUCH GUARANTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF

         JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH GUARANTOR AND THE LENDER ON BEHALF OF THE LENDER HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

                  (f) EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

                                            GUARANTORS:

                                            ALLIED METALS, INC.
                                            ATLANTIC PUMP & EQUIPMENT SUPPLY
                                            COMPANY OF MIAMI, INC.
                                            ATLANTIC PUMP & EQUIPMENT SUPPLY
                                              COMPANY OF WEST PALM BEACH, INC.
                                            CAROLINA PUMP & SUPPLY CORP.
                                            CAYESTEEL, INC.
                                            CF FLUID CONTROLS, INC.
                                            CHAD SUPPLY, INC.
                                            COASTAL WHOLESALE, INC.
                                            DOMINION PIPE & SUPPLY CO.
                                            DOMINION   PIPE   FABRICATORS,
                                            INCORPORATED
                                            DOUGLAS LEONHARDT & ASSOCIATES, INC.
                                            ELASCO AGENCY SALES, INC.
                                            ELEC-TEL SUPPLY COMPANY
                                            ELECTRIC LABORATORIES AND SALES
                                              CORPORATION
                                            FES MERGER CORP., INC.
                                            FIRST NATIONAL FIXTURE CORPORATION
                                            GAYLE SUPPLY COMPANY, INC.
                                            GILLELAND CONCRETE PRODUCTS, INC.
                                            GPEC, INC.
                                            HHH, INC.
                                            HSI ACQUISITION CORPORATION
                                            HSI BESTROUTE INVESTMENT, INC.
                                            HSI CORP
                                            HSI FUSION SERVICES, INC.
                                            HUGHES SUPPLY FOUNDATION, INC.
                                            HUGHES SUPPLY FSC, INC.
                                            HUGHES SUPPLY MANAGEMENT SERVICES,
                                              INC.
                                            HUGHES WATER & SEWER COMPANY
                                            H VENTURE CORP.
                                            INTERNATIONAL SUPPLY COMPANY
                                            J&J, INC.
                                            JUNO INDUSTRIES, INC.
                                            KAMEN SUPPLY COMPANY, INC.
                                            L&T OF DELAWARE, INC.
                                            MEREX CORPORATION

WITNESS:

                                   By:_______________________________________
____________________________       Name:   __________________________________
                                   Title:   _________________________________
____________________________




                                   LENDER:

                                   BANK OF AMERICA, N.A.


                                   By:
                                   Name:    _________________________________
                                   Title:   _________________________________

                                  Schedule 6.1
                                  ------------

                   Organization and Ownership of Subsidiaries

                                      S-1